2024 Second Quarter Earnings Conference Call July 29, 2024

Forward Looking Statements & Additional Disclosures This presentation contains statements regarding future events or the future financial performance of Hope Bancorp, Inc. (“Company”), including regarding its proposed merger with Territorial Bancorp Inc. (“Territorial”) that constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements relate to, among other things, with respect to the proposed merger with Territorial: a low-cost core deposit base, diversification of the loan portfolio, expansion of market share, percentage earnings per share growth, capital to support growth, and statements about the proposed transaction being immediately accretive. Additionally, the forward-looking statements also relate to, among other things, expectations regarding the business and economic environment in which the Company operates, projections of future performance and financial outlook, perceived opportunities in the market, and statements regarding our business strategies, objectives and vision, as well as statements regarding the Company’s strategic reorganization. Forward-looking statements include, but are not limited to, statements preceded by, followed by or that include the words “will,” “believes,” “expects,” “anticipates,” “intends,” “plans,” “estimates,” “targets,” or similar expressions. With respect to any such forward-looking statements, the Company claims the protection provided for in the Private Securities Litigation Reform Act of 1995. These statements involve risks and uncertainties. The Company’s actual results, performance or achievements may differ significantly from the results, performance or achievements expressed or implied in any forward-looking statements. Upon completion of the merger, the combined company’s actual results, performance or achievements may differ significantly from the results, performance or achievements expressed or implied in any forward-looking statements. The closing of the proposed transaction is subject to regulatory approvals, the approval of the shareholders of Territorial, and other customary closing conditions. There is no assurance that such conditions will be met or that the proposed merger will be consummated within the expected time frame, or at all. If the transaction is consummated, factors that may cause actual outcomes to differ from what is expressed or forecasted in these forward-looking statements include, among things: difficulties and delays in integrating the Company and Territorial and achieving anticipated synergies, cost savings and other benefits from the transaction; higher than anticipated transaction costs; deposit attrition, operating costs, customer loss and business disruption following the merger, including difficulties in maintaining relationships with employees and customers, may be greater than expected; and required governmental approvals of the merger may not be obtained on its proposed terms and schedule, or without regulatory constraints that may limit growth. Other risks and uncertainties include, but are not limited to: possible further deterioration in economic conditions in the Company’s areas of operation; interest rate risk associated with volatile interest rates and related asset-liability matching risk; liquidity risks; risk of significant non-earning assets, and net credit losses that could occur, particularly in times of weak economic conditions or times of rising interest rates; the failure of or changes to assumptions and estimates underlying the Company’s allowances for credit losses, and regulatory risks associated with current and future regulations. For additional information concerning these and other risk factors, see the Company’s most recent Annual Report on Form 10-K. The Company does not undertake, and specifically disclaims any obligation, to update any forward-looking statements to reflect the occurrence of events or circumstances after the date of such statements except as required by law. Additional Information About the Merger and Where to Find It In connection with the proposed merger with Territorial Bancorp Inc., Hope Bancorp, Inc. filed with the Securities and Exchange Commission (“SEC”) a Registration Statement on Form S-4 on June 21, 2024, which includes a preliminary Proxy Statement of Territorial Bancorp Inc., that also constitutes a preliminary prospectus of Hope Bancorp, Inc. This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. Territorial Bancorp shareholders are encouraged to read the Registration Statement and the Proxy Statement/Prospectus regarding the merger and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information about the proposed merger. Territorial Bancorp shareholders will be able to obtain a free copy of the Proxy Statement/Prospectus, as well as other filings containing information about Hope Bancorp and Territorial Bancorp at the SEC’s Internet site (www.sec.gov). Territorial Bancorp shareholders will also be able to obtain these documents, free of charge, from Territorial Bancorp at https://www.tsbhawaii.bank/tsb/investor-relations/. Participants in Solicitation Hope Bancorp, Inc., Territorial Bancorp and certain of their directors, executive officers, management and employees may be deemed to be participants in the solicitation of proxies in respect of the merger. Information concerning Hope Bancorp, Inc.’s directors and executive officers is set forth in the Proxy Statement, dated April 12, 2024 (as amended and supplemented), for its 2024 annual meeting of stockholders as filed with the SEC on Schedule 14A. Information concerning Territorial Bancorp’s participants is set forth in the Proxy Statement, dated April 16, 2024, for Territorial Bancorp’s 2024 annual meeting of stockholders as filed with the SEC on Schedule 14A. Additional information regarding the interests those participants in the solicitation of proxies in respect of the merger may be obtained by reading the Registration Statement and Proxy Statement/Prospectus filed with the SEC. 2

Strong Capital & Liquidity • Total capital ratio was 14.42% at 6/30/24, +23bps QoQ. All regulatory capital ratios expanded QoQ • Tangible common equity (“TCE”) ratio(1) was 9.72% at 6/30/24, +39bps QoQ • Pending acquisition of Hawai`i-based Territorial Bancorp (TBNK), targeting merger close by year-end 2024 Deposits • Deposits of $14.7B at 6/30/24, essentially stable QoQ • Growth in customer deposits offset planned reduction of brokered time deposits • Avg. cost of total deposits +3bps Q-o-Q, lowest rate of quarterly change since 1Q22 Loans • Gross loans of $13.6B at 6/30/24 (-$87MM QoQ). Sold $30MM of SBA loans in 2Q24 • Growth in residential mortgage loans, stable CRE loans, decrease in commercial loans • Gross loan-to-deposit ratio of 92.7% at 6/30/24 Stable Asset Quality • Nonperforming assets (“NPA”) down 37% QoQ to $67MM, or 0.39% of total assets (-20bps QoQ) • 2Q24 net charge offs of $4MM, equivalent to 0.13% of average loans annualized Earnings • 2Q24 net income: $25.3MM (-2% QoQ), or $0.21 per diluted share • 2Q24 net income excl. notable items(1): $26.6MM, or $0.22(1) per diluted share • 2Q24 notable items after tax: merger-related expenses (+$1MM), restructuring-related charges (+$406K), and a partial reversal of the prior accrual for the FDIC special assessment (-$218K) Q2 2024 Financial Overview Total Capital & TCE Ratio at 6/30/24 14.42% / 9.72% NPA/Total Assets at 6/30/24 0.39% Gross Loans at 6/30/24 $13.6B Total Deposits at 6/30/24 $14.7B 3 2Q24 Net Income & EPS $25.3MM / $0.21 Excl. notable items $26.6MM /$0.22 (1) TCE ratio, net income excluding notable items and earnings per share excluding notable items are non-GAAP financial measures. Quantitative reconciliations of the most directly comparable GAAP to non-GAAP financial measures are provided in the Appendix of this presentation.

Strong Capital Ratios 4 Common Equity Tier 1 Capital Ratio • All capital ratios increased QoQ: All regulatory capital ratios meaningfully above requirements for “well-capitalized” financial institutions • Proforma capital very strong: Adjustments for the allowance for credit losses (“ACL”) and hypothetical adjustments for investment security marks not otherwise already reflected in equity, still result in very strong capital ratios • Dividend: Quarterly common stock dividend of $0.14 per share, or $0.56 per share annualized. Equivalent to a dividend yield of 5.21% at 6/30/24 • Strategically compelling merger pending: Fixed exchange ratio: 0.8048x HOPE shares per Territorial Bancorp Inc. (TBNK) share in an all- stock transaction. Deal value $79MM at announcement. Targeting close by year-end 2024 • Equity: Book value per common share of $17.49 & TCE per share(1) of $13.61 at 6/30/24, essentially unchanged QoQ Tangible Common Equity Ratio(1) Total Capital Ratio Leverage Ratio Well Capitalized Reg. Minimum 6.50% (1) TCE ratio and TCE per share are non-GAAP financial measures. Quantitative reconciliations of the most directly comparable GAAP to non-GAAP financial measures are provided in the Appendix of this presentation. * Proforma ratios at 6/30/24 are non-GAAP financial measures and reflect (a) inclusion of on- and off-balance sheet ACL not already in capital; (b) treatment of held-to-maturity (“HTM”) securities as if they were available- for-sale (“AFS”), with unrealized losses in AOCI; and (c) removal of the AOCI opt-out in calculating regulatory capital. Well Capitalized Reg. Minimum 10.00% Well Capitalized Reg. Minimum 5.00%

Diverse & Granular Deposit Base 5 Noninterest Bearing Demand Deposits 25% Money Market, Interest Bearing Demand & Savings 33% Time Deposits 42% $14.7B Total Deposits (at 6/30/24) Consumer 39% Commercial & Wholesale 61% • Average commercial & wholesale deposit account size: approx. $257,000 • Average consumer deposit account size: approx. $50,000 • Consumer deposits increased 3% QoQ, to 39% of total deposits • Total deposits of $14.7B at 6/30/24, essentially stable QoQ • Customer deposit growth offset planned reduction of brokered deposits in 2Q24. Brokered deposits declined 8% QoQ Deposit Composition by Product Type Deposit Composition by Customer Type $14.7B Total Deposits (at 6/30/24)

Well-Balanced Loan Portfolio 6 Nonowner- Occupied CRE 34% Owner-Occupied CRE 21% C&I 28% Residential Mortgage & Other 8% Multifamily Residential 9% $13.6B Gross Loans (at 6/30/24) $1.0B Avg Size: $0.6MM $4.6B Avg Size: $1.8MM $2.9B Avg Size: $2.3MM $3.9B Avg Size: $1.5MM $1.2B Avg Size: $2.3MM $0.6B; <1% Loans Held for Sale • Loan portfolio well-diversified across major loan types of nonowner-occupied CRE, C&I, owner-occupied CRE, multifamily residential (“MFR”), and residential mortgage • Gross loans, including loans held for sale, were $13.6B at 6/30/24, decreased $87MM QoQ (-0.6%). Sold $30MM of SBA 7(a) loans in 2Q24 • 2Q24 QoQ trends: Growth in residential mortgage. Strong SBA loan production. CRE loan balances stable. C&I loans decreased, reflecting elevated payoffs and paydowns during the quarter. Loan pipelines and production strengthening

As a % of Total Loans: Avg Loan Size: Weighted Avg LTV(1): 12% Multi-tenant Retail $1,659MM $2.3MM 41.5% 9% Industrial & Warehouse $1,249MM $2.4MM 39.5% 9% Multifamily $1,199MM $2.2MM 63.2% 7% Gas Station & Car Wash $1,008MM $1.7MM 47.7% 6% Mixed Use $845MM $2.0MM 48.5% 6% Hotel/Motel $795MM $2.1MM 45.3% 5% Single-tenant Retail $656MM $1.4MM 46.6% 3% Office $404MM $2.2MM 53.0% 6% All Other $865MM $1.6MM 46.7% Diversified CRE Portfolio with Low LTVs Total CRE: Distribution by LTV (excl. SBA) < 50%: 55% > 50% - 55%: 12% > 55% - 60%: 11% > 60% - 65%: 7% > 65% - 70%: 5% > 70%: 10%$8.7B CRE Portfolio (at 6/30/24) 47% Weighted Avg LTV(1) (1) Weighted average loan-to-value (“LTV”): Current loan balance divided by updated collateral value. Collateral value updates most recent available appraisal by using CoStar market and property-specific data, including submarket appreciation or depreciation, and changes to vacancy, debt service coverage or rent/sq foot. • Total CRE loans of $8.7B at 6/30/24, stable QoQ. Portfolio consists of $4.6B of nonowner-occupied CRE, $2.9B of owner-occupied CRE, and $1.2B of MFR • CRE Office: Represented less than 3% of total loans at 6/30/24, with no central business district exposure 7 $8.7B CRE Portfolio (at 6/30/24)

Granular CRE Portfolio, Diversified by Submarket

CRE Portfolio by Size Segment

Loan Size (at 6/30//24)	Balance ($ Millions)	# of Loans	Average Loan Size ($ Millions)	Weighted Average LTV[1]
> $30MM	$ 289	7	$ 41.3	62.6%
$20MM - $30MM	$ 675	28	$ 24.1	52.7%
$10MM - $20MM	$ 1,306	96	$ 13.6	52.3%
$5MM - $10MM	$ 1,626	241	$ 6.7	49.9%
$2MM - $5MM	$ 2,430	785	$ 3.1	46.2%
< $2MM	$ 2,354	3,211	$ 0.7	40.5%
Total CRE Portfolio	**$ 8,680**	**4,368**	**$ 2.0**	**47.4%**

(1) **Weighted average LTV:** Current loan balance divided by updated collateral value. Collateral value updates most recent available appraisal by using CoStar market and property-specific data, including submarket appreciation or depreciation, and changes to vacancy, debt service coverage or rent/sq foot.

- Loan-to-value ratios are consistently low across segments by size and by property type
- Vast majority of CRE loans have full recourse and personal guarantees
- 98.1% of total CRE portfolio was pass-graded at 6/30/24

CRE Portfolio by Geographic Submarket

($ Millions)



$8.7B
CRE Portfolio
(at 6/30/24)
Other States
$840
LA Fashion District
$217
Gateway Cities
$636
San Gabriel Valley
$243
South Bay
$239
LA Koreatown
$579
Other LA County (No exposure to downtown commercial business district)
$1,407
Orange County
$620
San Bernardino County
$305
Riverside County
$211
Other SoCal
$427
San Francisco, $40
Greater SF Bay Area
$252
Other NorCal
$345
Manhattan
$145
Queens County
$439
Kings County
$162
Other New York
$316
New Jersey
$391
Texas
$502
Washington
$218
Illinois
$146
SoCal
NorCal
NY/NJ
Texas
Washington
Illinois
Other States

8

Net Interest Income & Net Interest Margin 9 Net Interest Income & Net Interest Margin $131 $135 $126 $115 $106 2.70% 2.83% 2.70% 2.55% 2.62% 2Q23 3Q23 4Q23 1Q24 2Q24 2.62% 2.55% IB deposit balances decrease +5bps 2Q24 NIM change: +7bps QoQ Net Interest Income Net Interest Margin (annualized) QoQ Change in Net Interest Margin 1Q24 2Q24 -3bps Change in IB funding costs BTFP payoff: net change in cash & borrowings balances +5bps Loan balances decrease +7bps Changes in yields on loans and interest earning cash -7bps • Paid off remaining $696MM of Bank Term Funding Program (“BTFP”) borrowings, which matured on 4/5/24, using interest earning cash • 2Q24 net interest income of $106MM decreased $9MM QoQ, of which approx. ~$4MM was due to net impact from BTFP payoff • 2Q24 net interest margin (“NIM”) of 2.62% expanded +7bps QoQ. 2Q24 yield on avg. earning assets of 5.76% • 2Q24 avg. cost of total deposits of 3.39% up 3bps QoQ. Lowest quarterly rate of change in avg. cost of total deposits since 1Q22 Quarterly Rate of Change in Avg. Cost of Total Deposits 1bps 9bps 46bps 83bps 75bps 42bps 19bps 17bps 21bps 3bps 0 10 20 30 40 50 60 70 80 90 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 ($ Millions)

2.79% 2.98% 3.15% 3.36% 3.39% 3.87% 4.10% 4.32% 4.51% 4.54% 5.16% 5.43% 5.50% 5.50% 5.50% 2Q23 3Q23 4Q23 1Q24 2Q24 Cost of Total Deposits (ann.) Cost of IB Deposits (ann.) Avg Fed Funds Rate Average Loans & Deposits, Yields & Rates 10 Average Deposits Average Loans ($ Billions) ($ Billions) $15.1 $14.6 $14.1 $13.7 $13.6 0.00 2.00 4.00 6.00 8.00 10.00 12.00 14.00 16.00 2Q23 3Q23 4Q23 1Q24 2Q24 11.4 11.4 11.1 11.1 10.9 4.4 4.3 4.1 3.8 3.7 2Q23 3Q23 4Q23 1Q24 2Q24 Avg Interest Bearing ("IB") Deposits Avg Non IB Deposits 5.99% 6.27% 6.24% 6.25% 6.20% 5.16% 5.43% 5.50% 5.50% 5.50% 2Q23 3Q23 4Q23 1Q24 2Q24 Avg Loan Yield (annualized) Avg Fed Funds Rate Average Loan-to-Deposit Ratio 96% 93% 92% 92% 94% Average Cost of Deposits Relative to Fed Funds Rate Average Loan Yield Relative to Fed Funds Rate $14.5$14.9$15.3$15.7$15.8

2.3 2.3 2.5 2.6 2.7 1.9 2.0 7.0 5.9 6.8 5.7 6.4 5.8 2Q23 3Q23 4Q23 1Q24 2Q24 Gain from Investment in Affordable Housing Partnership Other Income & Fees Net Gains on SBA Loan Sales Service Fees on Deposit Accounts Noninterest Income 11 Noninterest Income ($ Millions) $17.0 $8.3 $9.3 $8.3 $11.1 • 2Q24 noninterest income of $11MM, up from $8MM in 1Q24 • Resumed SBA loan gain on sales (“GOS”) in 2Q24, as secondary market conditions improved – Sold $30MM of the guaranteed portion of SBA 7(a) loans during 2Q24 and recorded a net GOS of $2MM – Expecting to continue selling SBA 7(a) loans in 2H 2024 • Other income & fees included increase in unused commitment fees, and gain on sale of securities of $425,000

Noninterest Expense & Efficiency



Noninterest Expense(1)
(excl. notable items)
($ Millions)
GAAP Noninterest Expense
$86.8
$99.2
$84.8
$81.0
$87.2
$86.3(2)
$84.1(2)
$82.4(2)
$79.1(2)
22.5
12.4
52.3
22.5
12.8
51.0
24.2
12.5
47.4
22.7
12.1
47.6
23.0
12.4
43.7
2Q23
3Q23
4Q23
1Q24
2Q24
Salary & Employee Benefits
Occupancy & FF&E
Other Expenses



Efficiency Ratio
59.1%
60.4%
73.4%
62.2%(3)
68.8%
66.8%(3)
69.3%
67.7%(3)
2Q23
3Q23
4Q23
1Q24
2Q24
Efficiency Ratio (GAAP)
Efficiency Ratio (ex. notable items)(3)

- 2Q24 GAAP noninterest expense of $81MM (-5% QoQ)
  - Notable items (pre-tax): $1.6MM merger-related expenses, $576K restructuring-related costs, and $309K partial reversal of prior accrual for FDIC special assessment
- Excluding notable items, 2Q24 noninterest expense of $79MM(2) down 4% QoQ and down 9% YoY
- Salaries & employee benefits expense down 7% QoQ and down 16% YoY
- Comparisons reflect benefits from 4Q23 restructuring

(1) The Noninterest expense chart columns present noninterest expense excluding notable items. Historical noninterest expense excludes provision for unfunded loan commitments, which was reclassified to the provision for credit losses beginning 1Q24.

(2) Noninterest expense excluding notable items totaled $79.1MM in 2Q24, $82.4MM in 1Q24, $84.1MM in 4Q23, and $86.3MM in 3Q23.

(3) Efficiency ratio excluding notable items is a non-GAAP financial measure. Quantitative reconciliations of the most directly comparable GAAP to non-GAAP financial measures are provided in the Appendix of this presentation.

12

$173 $159 $159 $159 $156 1.16% 1.11% 1.15% 1.16% 1.15% 2Q23 3Q23 4Q23 1Q24 2Q24 ACL ACL Coverage Ratio • Allowance for credit losses (“ACL”) totaled $156MM at 6/30/24 • ACL coverage ratio: essentially stable at 1.15% of loans receivable as of 6/30/24, vs. 1.16% as of 3/31/24 and 1.15% at 12/31/23 • Net charge off (“NCO”) ratio: remained low at 13bps of average loans, annualized, in 2Q24 • Nonperforming assets (“NPA”) of $67MM at 6/30/24, down 37% QoQ from $107MM at 3/31/24, and down 13% YoY from $77MM at 6/30/23 • NPA ratio improved QoQ to 39bps of total assets at 6/30/24, down from 59bps at 3/31/24 Asset Quality Metrics 13 Provision for Credit Losses & Net Charge Offs (Recoveries) Nonperforming Assets RatioAllowance for Credit Losses & Coverage Ratio Criticized Loans Ratio $9 $17 $2 $3 $1 ($1) $31 $2 $4 $4 (0.01)% 0.85% 0.05% 0.10% 0.13% 2Q23 3Q23 4Q23 1Q24 2Q24 Provision for Credit Losses NCO (Recovery) NCO (Recovery) Ratio (ann.) 2.32% 2.52% 2.33% 3.07% 3.30% 2Q23 3Q23 4Q23 1Q24 2Q24 Total Criticized Loans as a % of Total Loans ($ Millions) ($ Millions) 0.38% 0.31% 0.24% 0.59% 0.39% 2Q23 3Q23 4Q23 1Q24 2Q24 NPAs/Total Assets

Hope Bancorp

Management's Financial Outlook for 4Q24* vs. 4Q23

	4Q23 actual ($ Millions)	*Prior Outlook as of 4/29/24*	Updated Outlook for 4Q24* *vs. 4Q23 actual*	Comments
Average Loans	$ 14,053	***Low single-digit % growth***	*Unchanged*	▪ Continued growth from residential mortgage ▪ Strengthening loan pipelines in CRE and C&I ▪ Continued growth in SBA loan production
Net Interest Income	$ 126	*5-7% decline* ▪ *One 25bps Fed Funds rate cut & Fed Funds upper target rate of 5.25% at 12/31/24*	***~10% decline*** *One 25-bps Fed Funds rate cut in Sep. 2024 & Fed Funds upper target rate of 5.25% at 12/31/24*	▪ NII from spread earned on BTFP borrowings: $4MM in 4Q23. BTFP fully paid off in 1H 2024 with interest earning cash ▪ Impact of year-to-date loan pricing & origination trends ▪ Impact of year-to-date deposit mix shift ▪ 2Q 2024 quarterly net interest income at/near trough
SBA Loan Gain on Sale	$ – (no sales)	*Return to SBA sales when market conditions warrant*	***SBA loan sale activity resumed; to continue in 2H 2024***	▪ Resumed SBA 7(a) loan sales in 2Q 2024 ▪ Expecting to continue SBA loan sale activity in 2H 2024
Noninterest Expense (1) *(excluding notable items)*	$ 85	*>5% decrease*	***>7% decrease***	▪ Benefits from reorganization and process improvements ▪ Continuing to closely manage expense spending
ACL Coverage	1.15%	***Stable ACL coverage***	*Unchanged*	▪ Based on current economic outlook, expecting essentially stable ACL coverage: 1.15% @ 6/30/24, 1.16% @ 3/31/24 & 1.15% @ 12/31/23
Operating Leverage	Stable to modest positive operating leverage in 4Q24 compared with 4Q23: Decrease in expenses + increase in gains on sale of SBA loans offset pressure from net interest income			

* Outlook excludes impact of pending merger with Territorial Bancorp (TBNK), announced on 4/29/24, which is expected to close by year-end 2024.

* The updated Financial Outlook for 4Q24 is presented as of July 29, 2024, reflects the Company's financial outlook for 4Q24 vs. actual results in 4Q23, and will not be updated or affirmed unless and until the Company publicly announces such update or affirmation. The Company's financial outlook for 4Q24 is dependent on macroeconomic factors, including, but limited to, changes to market interest rates, and reflects expectations as of the date of this presentation. The Financial Outlook for 4Q24 contains forward-looking statements and actual results or conditions may differ materially and adversely from those included in the Financial Outlook for 4Q24. Please refer to the "forward-looking statements" on Slide 2 of this presentation.

(1) Noninterest expense excluding notable items is a non-GAAP financial measure. Quantitative reconciliations of the most directly comparable GAAP to non-GAAP financial measures are provided in the Appendix of this presentation.

14

High single-digit % growth Targeting balanced growth across all business lines in normalized operating environment Planning to maintain loan-to- deposit ratio ~95% Loan Growth >10% Targeting annual revenue growth greater than loan growth: • Accelerated fee income growth • Expanding net interest margin due to improved funding mix & interest rate changes implied by the forward interest rate curve Revenue Growth <50% Targeting efficiency ratio improvement driven by revenue growth, expense management discipline, and operational process improvement Efficiency Ratio >1.2% Targeting attractive levels of returns driven by improved profitability Return on Avg Assets Medium-Term Financial Targets* 15 Anticipated positive impact from strategic reorganization expected to drive operational efficiencies and greater returns in the medium term. * The Medium-Term Targets reflect the Company’s current projections for 2026 and beyond. The Company’s Medium-Term Targets are presented as of July 29, 2024, reflect the Company’s current outlook for 2026 and beyond, and will not be updated or affirmed unless and until the Company publicly announces such update or affirmation. Macroeconomic assumptions underpinning the Company’s Medium-Term Targets reflect the current forward interest rate curve and assumes ongoing positive economic growth over the medium term, but at a slower pace when compared with 2023 and 2024. The Company’s Medium-Term Targets and current projections for 2026 and beyond are each dependent on macroeconomic factors, including, but not limited to, changes to market interest rates, and reflects expectations as of the date of this presentation. The Medium-Term Targets and macroeconomic assumptions contain forward-looking statements and actual results or conditions may differ materially and adversely from those included in the Medium-Term Targets. Please refer to the “forward-looking statements” on Slide 2 of this presentation.

Appendix 16

Summary Balance Sheet 17 ($ in millions, except per share data) 6/30/24 3/31/24 QoQ % change 6/30/23 YoY % change Cash and due from banks $ 654.0 $ 1,185.3 (44.8)% $ 2,302.3 (71.6)% Investment securities 2,172.9 2,278.0 (4.6)% 2,186.3 (0.6)% Federal Home Loan Bank (“FHLB”) stock and other investments 61.5 61.2 0.6% 60.2 2.2 % Gross loans 13,635.3 13,721.9 (0.6)% 14,914.1 (8.6)% Allowance for credit losses (156.0) (158.8) (1.7)% (173.0) (9.8)% Goodwill and intangible assets 467.6 468.0 (0.1) % 469.3 (0.4) % Other assets 539.8 532.6 1.4% 606.9 (11.1)% Total assets $ 17,375.1 $ 18,088.2 (3.9)% $ 20,366.1 (14.7)% Deposits $ 14,711.5 $ 14,753.4 (0.3)% $ 15,619.4 (5.8)% Borrowings & other debt 278.9 904.2 (69.2)% 2,367.6 (88.2)% Other liabilities 273.4 318.3 (14.1)% 311.2 (12.1)% Total liabilities $ 15,263.8 $ 15,975.9 (4.5)% $ 18,298.1 (16.6)% Total stockholders’ equity 2,111.3 2,112.3 — % 2,098.0 2.1 % Book value per share $17.49 $17.51 — % $17.23 1.5 % Tangible common equity (“TCE”) per share(1) $13.61 $13.63 — % $13.32 2.2 % Tangible common equity ratio(1) 9.72% 9.33% 8.04% Loan-to-deposit ratio 92.7% 93.0% 95.5% (1) TCE per share and TCE ratio are non-GAAP financial measures. Quantitative reconciliations of the most directly comparable GAAP to non-GAAP financial measures are provided in the Appendix of this presentation.

Summary Income Statement 18 ($ in thousands, except per share and share data) 2Q24 1Q24 QoQ % change 2Q23 YoY % change Net interest income before provision for credit losses $ 105,860 $ 115,047 (8)% $ 130,689 (19)% Provision for credit losses 1,400 2,600 (46)% 9,010 (84)% Net interest income after provision for credit losses 104,460 112,447 (7)% 121,679 (14)% Noninterest income 11,071 8,286 34% 17,014 (35)% Noninterest expense 80,987 84,839 (5)% 87,223 (7)% Noninterest expense excluding notable items(1) 79,131 82,393 (4)% 87,223 (9)% Income before income taxes 34,544 35,894 (4)% 51,470 (33)% Income tax provision 9,274 10,030 (8)% 13,448 (31)% Net income $ 25,270 $ 25,864 (2)% $ 38,022 (34)% Net income excluding notable items(1) $ 26,579 $ 27,591 (4)% $ 38,022 (30)% Earnings Per Common Share - Diluted $0.21 $0.21 $0.32 Earnings Per Common Share excluding notable items(1) - Diluted $0.22 $0.23 $0.32 Weighted Average Shares Outstanding - Diluted 120,939,429 121,020,292 120,129,359 (1) Noninterest expense excluding notable items, net income excluding notable items, and diluted earnings per common share excluding notable items are non-GAAP financial measures. Quantitative reconciliations of the most directly comparable GAAP to non-GAAP financial measures are provided in the Appendix of this presentation.

Appendix: Non-GAAP Financial Measures Reconciliation

Hope Bancorp

Management reviews select non-GAAP financial measures in evaluating the Company's and the Bank's financial performance and in response to market participant interest. Reconciliations of the most directly comparable GAAP to non-GAAP financial measures utilized by management are provided below.

Return on Average Tangible Common Equity (ROTCE)

($ in thousands)		2Q24		1Q24		2Q23
Average stockholders' equity	$	2,097,108	$	2,126,333	$	2,072,859
Less: Average goodwill and core deposit intangible assets, net		(467,822)		(468,229)		(469,515)
Average TCE	**$**	**1,629,286**	**$**	**1,658,104**	**$**	**1,603,344**
Net income	$	25,270	$	25,864	$	38,022
ROTCE (annualized)		**6.20%**		**6.24%**		**9.49%**

Tangible Common Equity (TCE)

($ in thousands, except per share info)		2Q24		1Q24		2Q23
Total stockholders' equity	$	2,111,282	$	2,112,270	$	2,067,998
Less: Goodwill and core deposit intangible assets, net		(467,583)		(467,984)		(469,280)
TCE	**$**	**1,643,699**	**$**	**1,644,286**	**$**	**1,598,718**
Total assets	**$**	**17,375,091**	**$**	**18,088,214**	**$**	**20,366,138**
Less: Goodwill and core deposit intangible assets, net		(467,583)		(467,984)		(469,280)
Tangible assets	**$**	**16,907,508**	**$**	**17,620,230**	**$**	**19,896,858**
TCE ratio		**9.72%**		**9.33%**		**8.04%**
Common shares outstanding		**120,731,342**		**120,610,029**		**120,014,888**
TCE per share	**$**	**13.61**	**$**	**13.63**	**$**	**13.32**

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Appendix: Non-GAAP Financial Measures Reconciliation (cont'd)

Management reviews select non-GAAP financial measures in evaluating the Company's and the Bank's financial performance and in response to market participant interest. Reconciliations of the most directly comparable GAAP to non-GAAP financial measures utilized by management are provided below.

Profitability Ratios Excluding Notable Items

($ in thousands)		2Q24		1Q24		2Q23
Net income	**$**	**25,270**	**$**	**25,864**	**$**	**38,022**
Notable items:						
FDIC special assessment expense		(309)		1,000		–
Restructuring-related costs		576		402		–
Merger-related costs		1,589		1,044		–
Total notable items		**1,856**		**2,446**		**–**
Less: tax provision		441		719		–
Total notable items, net of tax provision	$	1,309	$	1,727	$	–
Net income excluding notable items	**$**	**26,579**	**$**	**27,591**	**$**	**38,022**
Diluted common shares		120,939,429		121,020,292		120,129,359
EPS excluding notable items	**$**	**$0.22**	**$**	**$0.23**	**$**	**0.32**
Average assets		17,256,638		19,140,775		20,468,810
ROA excluding notable items		**0.62%**		**0.58%**		**0.74%**
Average equity		2,097,108		2,126,333		2,072,859
ROE excluding notable items		**5.07%**		**5.19%**		**7.34%**
Average TCE	$	1,629,286	$	1,658,104	$	1,603,344
ROTCE excluding notable items		**6.53%**		**6.66%**		**9.49%**

Efficiency Ratio Excluding Notable Items

($ in thousands)		2Q24		1Q24		2Q23
Noninterest expense	**$**	**80,987**	**$**	**84,839**	**$**	**87,223**
Less: notable items:						
FDIC special assessment expense		309		(1,000)		–
Restructuring-related costs		(576)		(402)		–
Merger-related costs		(1,589)		(1,044)		–
Noninterest expense excluding notable items	**$**	**79,131**	**$**	**82,393**	**$**	**87,223**
Revenue	**$**	**116,931**	**$**	**123,333**	**$**	**147,703**
Efficiency ratio excluding notable items		**67.67%**		**66.81%**		**59.05%**

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